SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2006


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                  000-50323               32-0061893
----------------------------       -------------        ----------------------
(State or other jurisdiction       (File Number)          (I.R.S. Employer
      of incorporation)                                 identification number)


                 49 West 10th Street, Tracy, California  95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           -------------------------------------------------------------------
           Appointment of Principal Officers
           ---------------------------------

           (d) (1) Registrant appointed Dean F. Andal as a director effective March 30, 2006. Mr. Andal is a director of Registrant's subsidiary, Service 1st Bank, and has served in that capacity since January 2004. Registrant issued a press release dated April 4, 2006 regarding the appointment of Mr. Andal as a director of Registrant, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
                  (2) Not Applicable.
                  (3) Committee assignments have not yet been made.
                  (4) Not Applicable.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           -------------------------------------------------------------------
           Year
           ----

           (a)    (1) March 30, 2006.
                  (2) Article III, Section 16 of the Bylaws of Service 1st
                      Bancorp was amended to increase the number of directors within the authorized range from eleven (11) to twelve
                      (12) in order to appoint Mr. Andal as a director of the Registrant. The second sentence of Section 16 was amended to read as follows: "The exact number of directors within said range shall be fixed by a resolution adopted by the Board of Directors; and unless and until so fixed, the exact number of directors is hereby fixed at twelve (12)." The Bylaws, as amended are attached hereto as Exhibit 3.2 and incorporated herein by reference.

           (b)    Not Applicable.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

           (a)    Financial Statements
                  --------------------

                  Not Applicable.

           (b)    Pro Forma Financial Information
                  -------------------------------

                  Not Applicable.

           (c)    Exhibits
                  --------

                  (3.2)  Bylaws, as amended.
                  (99.1) Press Release dated April 4, 2006.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 4, 2006

Service 1st Bancorp


By: /s/ ROBERT E. BLOCH
    ------------------------------
    Chief Financial Officer


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

                                  EXHIBIT INDEX


                                                                  Sequential
Exhibit Number                  Description                       Page Number
--------------                  -----------                       -----------

    3.2                   Bylaws, as amended                        5 - 28
   99.1                   Press Release dated April 4, 2006           29



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